UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2011

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 16, 2011, Hawthorn Bancshares, Inc. issued a press release announcing the financial results for the fiscal quarter ending March 31, 2011 and payment of a $0.05 quarterly cash dividend along with a 4% stock dividend. A copy of the press release is attached as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report and in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Hawthorn Bancshares, Inc. press release dated May 16, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

May 16, 2011	By:	David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President

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Exhibit Index

Exhibit No.	Description

99.1	Hawthorn Bancshares Reports First Quarter Earnings and Dividends